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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 13, 2002
                                 Date of Report
                        (Date of earliest event reported)


                          AMERICAN COMMERCIAL LINES LLC
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                    333-62227
                            (Commission File Number)


                                   52-2106600
                      (IRS Employer Identification Number)


                             1701 EAST MARKET STREET
                          JEFFERSONVILLE, INDIANA 47130
                    (Address of Principal Executive Offices)


                                 (812) 288-0100
              (Registrant's Telephone Number, Including Area Code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit
Number                        Description

99.1 American Commercial Lines LLC - Sarbanes-Oxley Act of 2002, Section 906 Certification from Michael C. Hagan, Chief Executive Officer (August 13, 2002)

99.2 American Commercial Lines LLC - Sarbanes-Oxley Act of 2002, Section 906 Certification from James J. Wolff, Chief Financial Officer (August 13, 2002)

ITEM 9. REGULATION FD DISCLOSURE.

In connection with the filing of the American Commercial Lines LLC ("ACL") Quarterly Report on Form 10-Q for the quarterly period ended June 28, 2002, ACL filed with the Securities and Exchange Commission the certificates attached hereto as Exhibits 99.1 and 99.2.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:       August 13, 2002

AMERICAN COMMERCIAL LINES LLC
(Registrant)


By:         /s/  James J. Wolff
Name:       James J. Wolff
Title:      Chief Financial Officer and Senior Vice President
            (Principal Accounting Officer)